UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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Nixxy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Nixxy, Inc.

1178 Broadway, 3rd Floor

New York, NY 10001

(877) 708-8868

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of Nixxy, Inc.:

We are pleased to invite you to attend our Annual Meeting of the Stockholders (the “Annual Meeting”) of Nixxy, Inc., a Nevada corporation (the “Company”), which will be held at 11:00 a.m. Eastern time on December 23, 2025, virtually at https://www.virtualshareholdermeeting.com/NIXXY2025 or the following purposes:

1.	To elect seven directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (“Director Appointments”);

2.	To ratify the appointment of HTL International, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Appointment”);
3.	To approve the Company’s 2025 Equity Incentive Plan (the “2025 Plan Approval”);

4.	To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointments, the Auditor Appointment and/or the 2025 Plan Approval (the “Adjournment”); and

5.	To conduct any other business as may properly come before the meeting or any adjournment thereof.

The Company’s board of directors (the “Board”) has fixed the close of business on November 5, 2025 as the date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

If You Plan to Attend

Please take notice that the annual meeting of shareholders (the “Annual Meeting”) of Nixxy, Inc. (the “Company”) will be held on December 23, 2025, at 11:00 a.m., Eastern Standard Time. This year’s Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting https://www.virtualshareholdermeeting.com/NIXXY2025. There is no pre-registration required; however, we encourage shareholders to allow adequate time to log in. You will not be able to attend the Annual Meeting in person.

By the Order of the Board of Directors

/s/ Evan Sohn
Evan Sohn
Director

Dated: November 24, 2025

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

i

Nixxy, Inc.

1178 Broadway, 3rd Floor

New York, NY 10001

(877) 708-8868

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Nixxy, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company which will be held at 11:00 a.m. Eastern Time on December 23, 2025, virtually at https://www.virtualshareholdermeeting.com/NIXXY2025 (the “Annual Meeting”).

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Board has fixed the close of business on November 5, 2025 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 24,875,575 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company.

What matters will be voted on at the Annual Meeting?

The four (4) proposals that are scheduled to be considered and voted on at the Annual Meeting are as follows:

1.	To elect seven directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (the “Director Appointments”);

2.	To ratify the appointment of HTL International, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Appointment”);

3.	To approve the Company’s 2025 Equity Incentive Plan (the “2025 Plan Approval”); and

4.	To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointments, Auditor Appointment and/or 2025 Plan Approval (the “Adjournment”).

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Why are we seeking stockholder approval for these proposals?

Proposal No. 1: The Nevada Revised Statutes, as amended, require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed HTL International, LLC to serve as the Company’s independent auditors for the 2025 fiscal year. The Company elects to have its stockholders ratify such appointment.

Proposal No. 3: The Board of Directors approved the 2025 Equity Incentive Plan. Nasdaq listing rules require the Company’s shareholders ratify and approve the amendments to the 2025 Plan Approval.

Proposal No. 4: To provide the Company additional opportunities to receive approval for Proposal Numbers 1, 2 and 3 if necessary.

What are the Board’s voting recommendations?

The Board of Directors recommends that you vote “FOR” the Director Appointments, “FOR” the Auditor Appointment, “FOR” the 2025 Plan Approval, and “FOR” the Adjournment.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Nevada Agency & Transfer Company you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need a “legal proxy” from your brokerage firm, bank, dealer or other similar organization when you register for the Annual Meeting showing your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How do I vote?

If you are a stockholder of record, you may:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by phone. The phone number for phone voting is on your proxy card.

3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.

4.	Vote at the Annual Meeting. Register, attend virtually and vote at the Annual Meeting. If you vote by phone, fax or internet, please DO NOT mail your proxy card.

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If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please have a legal proxy from your nominee authorizing you to vote your shares when you register for the Annual Meeting.

What constitutes a quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when one-third of the voting power of the issued and outstanding capital stock of the Company, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum. As of the Record Date, there are a total of 24,875,575 votes that may be voted on each matter that may come before the Annual Meeting.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit continued solicitation of proxies.

What is a “broker non-vote”?

Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares on a proposal.

Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. The proposal to ratify the Auditor Appointment (Proposal 2) and the proposal to approve the Adjournment (Proposal 4) are routine matters and the record owner may vote your shares on these proposals if it does not get instructions from you.

The proposal for the Director Appointments (Proposal 1) and the 2025 Plan Approval (Proposal 3) is non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these matters, a broker non-vote will occur. Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast for any proposal.

How many votes are needed for each proposal to pass?

	Proposals	Vote Required
(1)	Approve the Director Appointments	Affirmative vote of a plurality of the shares of the voting power present. The seven persons receiving the greatest number of votes will be elected as directors.

(2)	Approve the Auditor Appointment	Majority of the voting power present in person or by proxy and entitled to vote on the matter

(3)	Approve the 2025 Plan Approval	Affirmative vote of a plurality of the shares of the voting power present.

(4)	Approve the Adjournment.	Majority of the voting power present in person or by proxy and entitled to vote on the matter

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What constitutes outstanding shares entitled to vote?

At the close of business on the Record Date, there were 24,875,575 outstanding and entitled to vote as of the Record Date.

Is broker discretionary voting allowed and what is the effect of broker non-votes?

Broker
		Discretionary	Effect of Broker Non-
	Proposals	Vote Allowed	Votes on the Proposal
(1)	Approve the Director Appointments	No	None
(2)	Approve the Auditor Appointment	Yes	None
(3)	Approve the 2025 Plan Approval	No	None
(4)	Approve the Adjournment	Yes	None

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Votes marked as “ABSTAIN” on Proposal 1 will have no effect because directors are elected by plurality voting.

What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Nixxy, Inc., 1178 Broadway, 3rd Floor, New York, NY 10001, Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

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Could other matters be decided at the Annual Meeting?

Other than the Director Appointments, the Auditor Appointment, the 2025 Plan Approvals, and the Adjournment proposal, no other matters will be presented for action by the stockholders at the Annual Meeting.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s stockholders with any of the proposals brought before the Annual Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

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PROPOSAL 1. ELECTION OF DIRECTORS

Our Board is currently composed of seven (7) members. Directors hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Information Regarding our Directors

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) recommended, and our Board of Directors approved Evan Sohn, Miles Jennings, Lillian Mbeki, Elsa Sung, David Kratochvil, Ashissh Raichura, and Michal Schmidt as nominees for election as directors at the 2025 Annual Meeting to hold office for a one-year term until our Annual Meeting of Stockholders to be held in 2026. On December 12, 2024, Granger Whitelaw resigned from his positions as member of the Board of Directors. On December 31, 2024, the Board accepted the resignations of Wallace D. Ruiz, Deborah Leff and Steve Pemberton, and on January 1, 2025 appointed Yu-san “Debra” Chen Volpone, Elsa Sung and David Kratochvil, respectively, to fill their vacancies on the Board. On February 20, 2025, the Board accepted the resignation of Yu-san “Debra” Chen Volpone. On April 8, 2025, the Company appointed Ashissh Raichura as a member of the Company’s Board of Directors. On July 23, 2025, the Company appointed Mike Schmidt as a member of the Company’s Board of Directors.

The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven (7) nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the Board for election and certain information concerning those individuals:

Director Nominee	Age	Position	Director Since
Evan Sohn	56	Director	April 2019
Michal Schmidt	55	Chief Executive Officer and Director	July 2025
Miles Jennings	48	Director	April 2019
Lillian Mbeki	48	Director	March 2024
Elsa Sung	50	Director	January 2025
David Kratochvil	60	Director	January 2025
Ashissh Raichura	53	Director	April 2025

Evan Sohn – Mr. Sohn has previously served as the Company’s Chief Executive Officer and has served as Executive Chairman since April 2019. He served as Vice President of Sales at Veea Inc., a company offering a platform-as-a-service (PaaS) platform for computing, mobile payment, point of sale, and retail solutions, from April 2018 until June 2020. Prior to joining Veea Inc., from September 2015 to April 2018, Mr. Sohn served as the Vice President of Sales at Poynt Inc., a company developing and marketing Poynt, a platform for next generation payments. Prior to that, from April 2012 to September 2015, Mr. Sohn was the Vice President of Sales at VeriFone, Inc., a company designing, marketing, and servicing electronic payment systems. Mr. Sohn is also the co-founder and Vice President of the Sohn Conference Foundation, a non-for-profit dedicated to the treatment and cure of pediatric cancer and related childhood diseases. He is a graduate of the NYU Stern School of Business with a degree in computer information systems and management.

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Mike Schmidt – Mr. Schmidt has served as the Company’s Chief Executive Officer since May 2025 and has served on the Board since July 2025. Mr. Schmidt has a career spanning over two decades in the communications industry. From January 2021 until May 2025, he served as the Vice President of Business Development at Biologic Pharmamedical Research. From May 2014 until August 2016, Mr. Schmidt served as President of Urban Communications Inc., or Urbanfibre. From December 2012 until April 2014, he served as Vice President of Business Development at Teliphone Navigata Westel. From July 2009 until December 2012, he served as CEO of Uniserve Communications. Mr. Schmidt has a B.A. from the University of Guelph.

Miles Jennings – Mr. Jennings has served in various executive capacities with the Company since its founding, including as Chief Executive Officer, Chief Operating Officer, and President from 2020 through March 2024, and again as Chief Executive Officer during 2025. Mr. Jennings currently serves as Chief Executive Officer of CognoGroup, Inc., a publicly traded subsidiary of the Company. Prior to that, Mr. Jennings founded the Company and served as Chief Executive Officer of Recruiter.com, Inc. from 2015 until October 2017, and then as Chief Executive Officer of Truli Technologies, Inc. and its subsidiary, VocaWorks, Inc., from then until March 2019, when Truli Technologies merged with Recruiter.com, Inc. Mr. Jennings served as Chief Executive Officer of the merged company, Nixxy, Inc., through July 1, 2020, when he moved into the role of President and Chief Operating Officer. Mr. Jennings has worked in technology and online recruiting since 2003 at employers including Modis, an Adecco division, and Indeed.com. He is a graduate of Trinity College in Hartford, Connecticut, with a degree in philosophy.

Lillian Mbeki – Ms. Mbeki has served on the Board since March 2024. Ms. Mbeki has been the Chief Executive Officer of ELLEM Marketing & Communications LTD since July 2013. She was awarded a Doctorate in Business Administration from Edinburgh Business School, Herriot Watt University, UK in 2015, a Master of Science in Health Systems Management from Kenyatta University, Kenya in 2011, a MBA with Specialism in Strategy & Negotiation from Edinburgh Business School, Herriot Watt University, UK in 2011 and a Bachelor of Science in Nursing from University of Nairobi, Kenya in 2000.

Elsa Sung – Ms. Sung has served on the Board since January 2025. She has over 20 years of corporate financial and accounting experience, including serving as the chief financial officer of a Nasdaq-listed company. Since February 2017, she has been a managing member of Canvas Group, Inc, a boutique financial advisory and business consulting firm. From April 2013 until December 2019, she worked as a senior executive advisor in the areas of international business development and mergers and acquisitions for Zhongmai Group. From May 2007 to January 2013, Ms. Sung was Senior Vice President of CFO Oncall, Inc., providing chief financial officer and consulting services to various companies. She also served as Chief Financial Officer of Jiangbo Pharmaceuticals, Inc. (Nasdaq:JCBO) from October 2007 until March 2011. Ms. Sung was an Audit Manager from September 2005 to May 2007 at Sherb & Co., responsible for managing, monitoring, as well as performing audits for domestic and international clients. From September 2002 to July 2005, Ms. Sung was with Ernst & Young, LLP as a Senior Auditor in the Assurance and Advisory Business Service Group. She received her Master of Business Administration and Bachelor of Science, in accounting from Florida Atlantic University. She also holds a Bachelor of Arts in Sociology from National Chengchi University in Taipei, Taiwan. She earned a CPA license in the state of Georgia (inactive).

David Kratochvil – Mr. Kratochvil has served on the Board since January 2025. Mr. Kratochvil, has over thirty years of Wall Street experience ranging from venture capital, private equity and emerging market equity investing to investment banking and structuring tax-advantaged deals. Since January 2017, Mr. Kratochvil has served as the managing partner Vista Capital Advisors where he consults on various projects and serves as an outsourced CFO for early-stage companies. Additionally, since April 2024, he has served as the chief financial officer of Pertexa Health Tech Inc. From April 2023 until April 2024, he served as chief financial officer of Northann Corp (NYSE: NCL). Since January 2020, he has also served as Managing Director of Kenmar Securities, LLC, an investment banker focusing on life science, technology and real estate transactions. From January 2019 until December 2021, Mr. Kratochvil was CEO of Ikigai Biotech Group, Inc., a developing biotech company focused on using 3D bioprinting to tackle T1 diabetes and kidney disease.

From June 2017 until December 2019, he worked at Oberon Securities as a Managing Director focusing on healthcare and life science transactions. From 2015 until 2017, he served as chief financial officer of VolitionRx (NYSE: VNRX), a multi-national medical diagnostics company developing simple blood-based tests to accurately diagnose a range of cancers. From 2008 until 2015, he served as Managing Director in the  corporate finance department at Euro Pacific Capital, Inc. From 1997 until 1999, he served as portfolio manager at Omega Advisors. From 1994 until 1997, he served as director at Merrill Lynch Asset Management.

Mr. Kratochvil holds an MBA in finance and international business from the University of Chicago’s Booth School of Business and a B.S. in Economics from The Wharton School at the University of Pennsylvania. He holds FINRA 7, 24, 63, 79, 86 and 87 registrations.

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Ashissh Raichura – Mr. Raichura has served on the Board since April 2025. He is a seasoned entrepreneur and technologist with over 30 years of global experience in product development, healthcare innovation, and telecommunications. Since January 2017, Mr. Ashissh Raichura has served as the Founder and CEO of Scanbo, a next-generation point-of-care platform that integrates artificial intelligence and biosensors to deliver real-time health diagnostics. Prior to launching Scanbo, he was the Chief Technology Officer at HealthSaverz.com from January 2015 to May 2017, where he led the development of digital health solutions.

Between January 2014 and March 2016, Mr. Raichura worked as a Consultant at Temple Consulting Group Ltd., where he had previously held the role of Vice President – Product Development and Technology from December 2007 to December 2013. He also co-founded and served as Chief Operating Officer at Nimap Infotech LLP from January 2014 to January 2015. Earlier in his career, Mr. Raichura co-founded AskForPets.com, where he was a Consultant from August 2012 to November 2012, and later served as the Chief Technology Officer from November 2012 to January 2014. His experience also includes roles such as Product Program Manager at FinancialCAD Corporation (October 2007 – November 2007), Manager – IT Solutions at 3i Infotech (February 2007 – June 2007), Project Manager at Tech Mahindra (August 2006 – December 2006), and Project Lead at Bank of America (July 2005 – July 2006).

From April 1994 to June 2006, Mr. Raichura held multiple roles at Temple Consulting Group Ltd., ultimately serving as Senior Product Manager, where he contributed significantly to strategic technology initiatives. Mr. Raichura holds a Ph.D. in Cloud Computing from Simon Fraser University and is certified in Advanced IoT Solutions, reflecting his strong academic foundation and commitment to innovation in healthcare technology.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has affirmatively determined that each of Elsa Sung, David Kratochvil, Lillian Mbeki, and Ashissh Raichura current members of our Board, meet the independence requirements under the Listing Rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”).

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Board Committees

The Board currently has the following standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee.

The following table identifies the independent and non-independent current Board and committee members:

Name	Audit	Compensation	Nominating	Independent
Evan Sohn
Miles Jennings
Elsa Sung	Chairman	X		X
Michael Schmidt
David Kratochvil	X		X	X
Lillian Mbeki	X	X	X	X
Ashissh Raichura

Board and Committee Meetings

During the year ended December 31, 2024, the Board had 14 meetings, the Audit Committee had 4 meetings, the Compensation Committee had 3 meetings, and the Nominating Committee had 3 meetings.

There were no directors (who were incumbent at the time), who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.

Audit Committee

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

Audit Committee Financial Expert

Our Board has determined that Elsa Sung is qualified as an Audit Committee Financial Expert, as that term is defined under the rules of the Securities and Exchange Commission (the “SEC”) and in compliance with the Sarbanes-Oxley Act.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining annual bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters.

Nominating Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders. If we receive any stockholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

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Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the recruiting industry, or background in finance or technology, and experience operating growing businesses.

Board Leadership Structure

Our Board has not adopted a formal policy regarding the separation of the offices of Chief Executive Officer and Chairman of the Board. Rather, the Board believes that different leadership structures may be appropriate for our Company at different times and under different circumstances, and it prefers flexibility in making this decision based on its evaluation of the relevant facts at any given time.

Board Role in Risk Oversight

Our Board bears responsibility for overseeing our risk management function. Our management keeps the Board apprised of material risks and provides to directors access to all information necessary for them to understand and evaluate the effect of these risks, individually or in the aggregate, on our business, and how management addresses them. Our Executive Chairman works closely together with the Board once material risks are identified on how to best address such risks. If the identified risks present an actual or potential conflict with management, our independent directors may conduct the assessment.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of our Code of Ethics, without charge, upon request in writing to Nixxy, Inc. at 1178 Broadway, 3rd Floor, New York, NY 10001, Attention: Corporate Secretary.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership of our Common Stock with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us none of our directors, executive officers, and persons who own more than 10% of our Common Stock failed to comply with Section 16(a) filing requirements, except a Form 3 from each of Mr. Yang, Mr. Raichura and Mr. Schmidt.

Hedging Policy

We do not currently have any practices or policies regarding hedging or offsetting any decrease in the market value of our equity securities.

Communication with our Board

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at Nixxy, Inc., 1178 Broadway, 3rd Floor, New York, NY 10001, Attention: Corporate Secretary. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

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PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed HTL International, LLC (“HTL”) as our independent registered accounting firm for the fiscal year ending December 31, 2025. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm, however, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

Representatives of HTL are not expected to be present at the Annual Meeting. However, we will provide contact information for HTL to any stockholders who would like to contact the firm with questions.

Fees Billed to the Company in fiscal years 2025

The following table provides detail about fees for professional services rendered to us by HTL International, LLC, our independent registered public accounting firm engaged to provide accounting services for the fiscal years ended December 31, 2024 and December 31, 2023.

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Audit fees	$–	$–
Audit related fees	–	–
Tax fees	–	–
All other fees	–	–
Total	$–	$–

Audit Fees - This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees - This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission, review of registration statements and other accounting consulting.

Tax Fees - This category consists of professional services rendered for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees - This category consists of fees for other miscellaneous items.

Policy on Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with the SEC policies regarding auditor independence, our Board has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, our Board has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of the following four categories of services to the Board for approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2.

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PROPOSAL 3. APPROVAL OF THE 2025 EMPLOYEE INCENTIVE PLAN

In October 2017, our Board and shareholders authorized the 2017 Equity Incentive Plan (the “2017 Plan”), covering 12,667 shares of common stock. In December 2019, the number of shares authorized under the 2017 Plan increased to 29,305 shares.  There are only 78,692 shares issuable under the 2017 Plan, and the Company does not plan to issue these or any additional shares under the 2017 Plan if and when additional shares may become available for issuance thereunder.

In July 2021, our Board and shareholders authorized the 2021 Equity Incentive Plan (the “2021 Plan”), covering 180,000 shares of common stock. In January 2022, the number of shares authorized under the 2021 Plan was automatically increased to 228,530 shares pursuant to an escalation provision in the plan.

In July 2024, our Board and shareholders authorized the 2024 Equity Incentive Plan (the “2024 Plan”), covering 2,000,000 shares of common stock. In January 2025, the number of shares authorized under the 2024 Plan was automatically increased to 2,754,324 shares pursuant to an escalation provision in the plan. There are only 759,324 shares available for issuance under the 2024 Plan.

2025 Equity Incentive Plan

On November 6, 2025, our Board approved the 2025 Equity Incentive Plan (the “2025 Plan” or the “Plan”), covering 2,500,000 shares of common stock.  The purpose of the 2025 Plan is to advance the interests of the Company by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2025 Plan is administered by our Board or by the Compensation Committee. The following awards may be granted under the 2025 Plan:

•	incentive stock options (“ISOs”)

•	non-qualified options (“NSOs”)

•	awards of our restricted common stock

•	stock appreciation rights (“SARs”)

•	restricted stock units (“RSUs”)

Any option granted under the 2025 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant and not less than $4.00 per share, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plans further provide that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The exercise price of any NSO granted under the 2025 Plan is determined by the Board at the time of grant but must be at least equal to fair market value on the date of grant. The term of each plan option and the manner in which it may be exercised is determined by the Board or the Compensation Committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. The terms of any other type of award under the 2021 Plan are determined by the Board at the time of grant. Subject to the limitation on the aggregate number of shares issuable under the plans, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

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Summary of Material Features of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is included as Exhibit A to this information statement.

Plan Administration

The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period, and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding, and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

This Plan is intended to comply in all respects with Rule 16b-3 and its successor rules as promulgated under Section 16(b) of the Exchange Act for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

Eligibility

Awards under the 2025 Plan, other than incentive stock options, may be granted to employees (including officers and directors) of the Company or a parent or subsidiary, members of our Board, or consultants engaged to render bona fide services to the Company or a parent or subsidiary. Incentive stock options may be granted only to employees of the Company or a subsidiary, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.  Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs, and SARs may be granted to any director (whether or not an employee), Officers, employees, or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs, or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

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Shares Available for Awards; Limits on Awards

Initially, the maximum number of shares of our Common Stock that may be subject to awards under the 2025 Plan is 2,500,000. The maximum number of shares that are subject to awards under the 2025 Plan is subject to an annual increase equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of shares of Common Stock as determined by the Board

Types of Awards That May Be Granted

The 2025 Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock, par value $0.0001 (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as inventive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs and Non-Qualified Options are referred to hereafter as (“Options”). Options, Restricted Stock, SARs, and RSUs are sometimes referred to hereafter collectively as (“Stock Rights”). Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the 2025 Plan Approval proposal. Abstentions represent the voting power present under the Company’s bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3.

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PROPOSAL 4. APPROVAL OF THE ADJOURNMENT

General

The Company is asking stockholders to approve, if necessary, adjournment of the Annual Meeting to solicit additional proxies in favor of the Director Appointments and/or the Auditor Appointment. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Adjournment proposal. Abstentions represent the voting power present under the Company’s bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 4.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following information is related to all plan and non-plan compensation awarded to, earned by, or paid by us for the years ended December 31, 2024 and December 31, 2023, for all individuals serving as our principal executive officer or acting in a similar capacity during the year ended December 31, 2024, and our two most compensated executive officers, other than the principal executive officer, serving at December 31, 2024 whose total compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Miles Jennings	2024	200,082	–	336,449	–	–	–	536,531
Director, former Chief Executive Officer, former President, and former Interim Chief Financial Officer (2)	2023	182,000	–	–	–	–	–	182,000
Evan Sohn	2024	21,581	–	336,449	–	–	37,000	395,030
Chairman and Director	2023	140,000	–	–	–	–	–	140,000
Adam Yang	2024	31,332	–	–	–	–	–	31,332
Chief Financial Officer (3)	2023	–	–	–	–	–	–	–
Granger Whitelaw	2024	132,500	99,000	439,000	–	–	–	670,500
Former Chief Executive Officer, Former President, and Former Director (4)	2023	–	–	–	–	–	–	–

(1)	The amounts in this column represent the fair value of each award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions and do not reflect the actual economic value realized by the Named Executive Officer. The assumptions used in calculating the grant date fair value of stock awards and option awards may be found in Note 9 to our audited financial statements included in this Annual Report on Form 10-K.

(2)	Mr. Jennings served as our President and Chief Operating Officer from June 2020 until March 2024, served as our Chief Executive Officer from October 2017 to June 2020, served as our Interim Chief Financial Officer from September 2023 until November 2024, and serving as Chief Executive Officer

(3)	Mr. Yang served as our Chief Financial Officer from November 2024.

(4)	Mr. Whitelaw served as our Chief Executive Officer, President, and Director from March 2024 until December 2024.

16

Named Executive Officer Employment Agreements

In February 2024, the Board of Directors entered into an agreement with Evan Sohn and Miles Jennings to eliminate the severance and certain bonus and target portions of their Employment Agreements in exchange for equity compensation. On September 26, 2024, the Board issued 140,187 shares of the Company’s common stock to each of Miles Jennings and Evan Sohn pursuant to this agreement.

On April 3, 2024, the board approved an Executive Compensation Letter Agreement with Granger Whitelaw whereby the Company shall pay Mr. Whitelaw an initial base salary of $10,000 per month along with a discretionary bonus as determined by the board.

In January 2025, the Board of Directors entered into an employment agreement with Debra Chen Volpone as Chief Executive Officer. On February 14, 2025, Debra Chen Volpone resigned as Chief Executive Officer. On February 20, 2025, the Company and Debra Chen Volpone entered into a Termination and Settlement Agreement, whereby the Company agreed to settle any amounts due under her employment agreement for an aggregate $350,000 plus an additional reimbursement of $25,000 in legal expenses.

In connection with Mr. Schmidt’s appointment as the full-time Chief Executive Officer of the Company, effective as of May 7, 2025 (the “Effective Date”), the Company entered into a new employment agreement with Mr. Schmidt (the “Employment Agreement”). The term of the Employment Agreement is for twelve months from the Effective Date at a monthly salary of $10,000. Pursuant to the Employment Agreement, Mr. Schmidt is eligible to receive equity compensation in the amount of one hundred thousand (100,000) Restricted Stock Units (the “RSUs”), subject to approval of the board of directors of the Company. In the event of a Company Change of Control (as defined in the Employment Agreement), if Mr. Schmidt remains employed by the Company through the date of such Company Change of Control, 100% of then unvested Company RSUs shall vest in full effective immediately prior to such event.

If Mr. Schmidt’s employment is terminated by the Company (a) after 90 days following the Effective Date and (b) without “Cause” (as defined in the Employment Agreement), he will be entitled to termination benefits, pursuant to which the Company will be obligated to pay Mr. Schmidt certain accrued obligations and to continue to pay Mr. Schmidt his base salary and health insurance benefits for a period of four (4) months subject to Mr. Schmidt’s execution, non-revocation of a general release of claims, along with a reaffirmation of any continuing obligations.

Executive Incentive Program

Performance Bonuses

For fiscal 2024, none of named executive officers received any performance bonuses.

Equity Awards

The Compensation Committee has the authority to grant discretionary equity awards to our executive officers, including our non-statutory stock options, under the 2017 Plan, our 2021 Plan, and our 2024 Plan.

Outstanding Equity Awards at December 31, 2024

As of December 31, 2024 there were no unexercised options, shares that have not vested, and equity incentive plan awards for our Named Executive Officers.

17

Compensation of Non-Employee Directors

We do not compensate employees for serving as members of our Board. Our non-employee directors receive compensation for their service as directors and members of committees of the Board, consisting of cash and equity awards. In January 2021, our Compensation Committee approved an annual retainer to be paid to each non-employee director in the amount of $20,000 in cash. In January 2022, the Board also approved an incremental stipend of $5,000 to all committee chairpersons, $3,500 for all non-chairperson members of the audit committee, and $2,500 for all non-chairperson members of the nominating and compensation committee. With respect to our non-employee directors, the Board approved one-year stock options to purchase 15,000 shares of our Common Stock at an exercise price of $2.40 for the year 2021. The options shall vest in equal quarterly amounts beginning on the effective date and ending on the first anniversary of the effective date of the grant. In addition, directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. Under the 2017 and 2021 Plans, our non-employee directors receive grants of stock options as compensation for their services on the Board.

For the year ended 2024, our non-employee directors were compensated as follows in the table below:

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Lillian Mbeki(1)	2024	16,667	–	–	16,667
	2023	–	–	–	–
Robert Heath(2)	2024	4,333	–	–	4,333
	2023	26,000	–	–	26,000
Wallace D. Ruiz(4)	2024	30,000	–	–	30,000
	2023	30,000	–	–	30,000
Timothy O’Rourke(3)	2024	3,333	–	–	3,333
	2023	20,000	–	–	20,000
Steve Pemberton(5)	2024	22,500	–	–	22,500
	2023	22,500	–	–	22,500
Deborah Leff(6)	2024	33,500	–	–	33,500
	2023	33,500	–	–	33,500
Granger Whitelaw(7)	2024	21,667	–	–	21,667
	2023	–	–	–	–

(1)	Ms. Mbeki served as our Director since March 2024.

(2)	Mr. Heath served as our Director from March 2021 until March 2024.

(3)	Timothy O’Rouke served as our Director from March 2024 until March 2024.
(4)	Wallace D. Ruiz served as our Director from May 2018 to December 2024.
(5)	Steve Pemberton served as our Director from March 2021 to December 2024.
(6)	Deborah S. Leff served as our Director from August 2020 to December 2024.

(7)	Granger Whitelaw served as our Director from March 2024 to December 2024.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as specifically noted, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of November 10, 2025, of:

•	each of our directors and executive officers; and

•	each person known to us to beneficially own 5% of our Common Stock on an as-converted basis.

The calculations in the table are based on 24,875,575 common shares issued and outstanding as of November 10, 2025.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included shares that the person has the right to acquire within 60 days, including through the exercise of any option, warrant or other right or the conversion of any other security. These shares, however, are not included in the computation of the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Nixxy, Inc., 1178 Broadway, 3rd Floor, New York, NY 10001

Name of Beneficial Owner	No. of Shares Beneficially Owned	% of Class
Evan Sohn	409,396	1.64%
Miles Jennings	348,421	1.40%
Adam Yang	–	–
Lillian Mbeki	10,000	*
Elsa Sung (1)	56,945	*
David Kratochvil (2)	56,945	*
Mike Schmidt	–	*
Ashissh Raichura	50,000	*
All executive officers and directors as a group (8 persons)	872,707	3.5%
5% Stockholders
ZK International Group Co Ltd.	1,749,975	7.03%

 * Less than 1%.

(1)	50,000 RSUs vested immediately on Ms. Sung’s date of appointment as director, and the remaining 50,000 RSUs vest in 36 equal increments on a monthly basis, subject to her continued service to the Company.

(2)	50,000 RSUs vested immediately on Mr. Kratochvil’s date of appointment as director, and the remaining 50,000 RSUs vest in 36 equal increments on a monthly basis, subject to his continued service to the Company.

19

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2024, with respect to our compensation plans under which equity securities may be issued.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders:	(a)	(b)	(c)
2017 Equity Incentive Plan (1)	67,685	46.65	942
2021 Equity Incentive Plan (1)	172,503	37.15	42,852
2024 Equity Incentive Plan			759,323
Total	240,188	39.76	803,117

(1)	The weighted average exercise price relates to the options only. RSUs were excluded as they have no exercise price.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since January 1, 2025 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.

There have been no applicable transactions since January 1, 2025.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Nixxy, Inc.

1178 Broadway, 3rd Floor

New York, NY 10001

Attention: Corporate Secretary

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of next year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2025 annual meeting must be received by us at our principal executive office no later than 120 days prior to the anniversary date that proxy material for this year’s meeting were sent in order to be eligible for inclusion in our 2026 proxy statement and proxy relating to that meeting, which will be July 27, 2026. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2026 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is not received by the Company in writing by 45 days prior to the anniversary of the date that proxy materials are sent to stockholders, which will be October 10, 2026. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board’s Corporate Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

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AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2025 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2025 10-K by writing to us at 1178 Broadway, 3rd Floor, New York, NY 10001, Attention: Corporate Secretary, or from our website, https://investors.nixxy.com/.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 1178 Broadway, 3rd Floor, New York, NY 10001, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings are made available on our Internet website, www.nixxy.com, as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains an Internet site, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company.

By Order of the Board of Directors,

/s/ Evan Sohn
Name:	Evan Sohn
Title:	Director

November 24, 2025

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Exhibit A

NIXXY, INC. 2025 EQUITY INCENTIVE PLAN

1. Scope of Plan; Definitions.

(a) This 2025 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Nixxy, Inc. (the “Company”) by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock, par value $0.0001 (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to purchase Common Stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees, and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs and Non-Qualified Options are referred to hereafter as (“Options”). Options, Restricted Stock, SARs, and RSUs are sometimes referred to hereafter collectively as (“Stock Rights”). Any of the Options and/or Stock Rights may in the Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

(b) For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the board of directors of the Company.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” has the meaning given to it in Section 1(a).

“Common Stock” has the meaning given to it in Section 1(a).

“Company” has the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director. All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Director” means a member of the Board.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

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“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1) the closing price on the principal market if the Common Stock is listed on a national securities exchange or the OTCQB or OTCQX.

(2) if the Company’s shares are not listed on a national securities exchange or the OTCQB or OTCQX, then the closing price if reported or the average bid and asked price for the Company’s shares as quoted by OTC Pink;

(3) if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4) if there is no regularly established trading market for the Company’s Common Stock or if the Company’s Common Stock is listed, quoted, or reported under clauses (1) or (2) but it trades sporadically rather than every day, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” has the meaning given to it in Section 1(a).

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-Qualified Options” has the meaning given to it in Section 1(a).

“Officer” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Option” has the meaning given to it in Section 1(a).

“Plan” has the meaning given to it in Section 1(a).

“Related Corporation” means a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

“Restricted Stock” has the meaning given to it in Section 1(a).

“RSU” has the meaning given to it in Section 1(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“SAR” has the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

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“Stock Rights” has the meaning given to it in Section 1(a).

“Trading Day” means a day on which the New York Stock Exchange is open for business.

This Plan is intended to comply in all respects with Rule 16b-3 and its successor rules as promulgated under Section 16(b) of the Exchange Act for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

2. Administration of the Plan.

(a) The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period, and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding, and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b) The Compensation Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c) Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers, or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

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(d) In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment, and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any indemnification agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract, or otherwise.

(e) The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the laws of the Company’s state of incorporation.

3. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs, and SARs may be granted to any director (whether or not an employee), Officers, employees, or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs, or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

4. Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture, or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan, subject to adjustment as provided in Section 14, is the sum of (i) 2,500,000 plus (ii) an annual increase on the first day of each calendar year beginning January 1, 2027 and ending on and including January 1, 2035 equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of shares of Common Stock as determined by the Board. Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs, or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan.

5. Granting of Stock Rights.

(a) The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b) The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine, except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

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(c) A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions, and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d) An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU that becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of an RSU that becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e) Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right, and forfeiture of profits.

(f) The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6. Sale of Shares. The shares underlying Stock Rights granted to any Officer, director, or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned, or transferred by the grantee until at least six months elapse from the date of the grant thereof.

7. ISO Minimum Option Price and Other Limitations.

(a) The exercise price per share relating to all Options granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date of the grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b) In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

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8. Duration of Stock Rights. Subject to earlier termination as provided in Sections 3, 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors, and 10% shareholders of the Company.

9. Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 3 and 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a) The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c) Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d) The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee or by a written agreement, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his Options shall vest or become exercisable, and his Options shall terminate as provided for in the grant or on the day 12 months after the day of the termination of his employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations, or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and any Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

11. Death; Disability. Unless otherwise determined by the Board or Compensation Committee or by a written agreement:

(a) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of: (i) the Options’ or SARs specified expiration date or (ii) one year (except three months for an ISO) from the date of death.

(b) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Officer can no longer perform his duties, by reason of his Disability, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of termination due to Disability until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination.

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12. Assignment, Transfer or Sale.

(a) No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him or his guardian or legal representative.

(b) Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14. Adjustments Upon Certain Events.

(a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation, whether by virtue of a cashless exercise of a derivative security of the Company or otherwise, shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

(b) In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c) In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable. If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

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For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(d) Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

(e) No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15. Means of Exercising Stock Rights.

(a) An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b) Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

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16. Term, Termination, and Amendment.

(a) This Plan was adopted by the Board. This Plan may be approved by the Company’s shareholders, which approval is required for ISOs.

(b) The Board may terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on July 23, 2031. No Stock Rights may be granted under the Plan once the Plan is terminated. Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c) The Board at any time, and from time to time, may amend the Plan. Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

(d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

19. Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

20. Withholding of Additional Income Taxes. In connection with the granting, exercise, or vesting of a Stock Right or the making of a Disqualifying Disposition, the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares shall equal the cash required to be withheld.

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21. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22. Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board, or in any other capacity, whichever the case may be.

23. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Company’s state of incorporation. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24. (a) Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty, and violation of Company policy;

(2) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4) Competing with the Company;

(5) Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

(6) Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(7) Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

(b) Forfeiture of Stock Rights Granted to Directors. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to directors shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(2) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(3) Competing with the Company;

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(4) Recruitment of Company personnel after ceasing to be a director; or

(5) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

The Company may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights Agreement.

(c) Profits on the Sale of Certain Shares; Redemption. If any of the events specified in Section 24(a) or (b) of the Plan occur within one year from the date the grantee last performed services for the Company in the capacity for which the Stock Rights were granted (the “Termination Date”) (or such longer period required by any written agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of Common Stock underlying the Stock Rights, during the two-year period commencing one year prior to the Termination Date shall be forfeited and immediately paid by the grantee to the Company. Further, in such event, the Company may at its option redeem shares of Common Stock acquired upon exercise of the Stock Right by payment of the exercise price to the grantee. To the extent that another written agreement with the Company extends the events in Section 24(a) or (b) beyond one year following the Termination Date, the two-year period shall be extended by an equal number of days. The Company’s rights under this Section 24(c) do not lapse one year from the Termination Date but are contract rights subject to any appropriate statutory limitation period

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